UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2025

FS Specialty Lending Fund

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (IRS Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrants telephone number, including area code (215) 495-1150

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 22, 2025, the Board of Trustees (the “Board”) of FS Specialty Lending Fund (the “Fund”) approved a plan to list the common shares of beneficial interest, par value $0.001 per share (“common shares”), on a national securities exchange prior to the end of 2025, subject to shareholder approval, market conditions and final board approval. In connection with the listing, the Board determined to convert the Fund from a business development company to a closed-end fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). To effectuate the conversion to a closed-end fund, the Board approved the merger of the Fund (the “Reorganization”) with and into New FS Specialty Lending Fund (the “Successor Fund”), a newly organized Delaware statutory trust registered under the 1940 Act as a closed-end fund, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), dated as of April 22, 2025, among the Fund, the Successor Fund, and, for the limited purposes set forth therein, FS/EIG Advisor, LLC, the investment adviser to the Fund (the “Adviser”). The Reorganization Agreement and the consummation of the transactions contemplated thereby, including the Reorganization, have been approved by the Board of the Fund and the board of trustees of the Successor Fund. The description of the Reorganization Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Reorganization Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

Following the Reorganization, the Successor Fund intends to change its name to FS Specialty Lending Fund and to seek to list its common shares on the New York Stock Exchange under the symbol “FSSL.” Management of the Fund and the Board of the Fund believe that listing the shares of the Fund as a registered closed-end fund will be in the best interest of Fund shareholders.

As a result of the Reorganization, Fund shareholders will hold an investment in a registered closed-end investment company that has not elected to be treated as a business development company under the 1940 Act. The Successor Fund will have the same investment objectives and investment policies as the Fund and will operate pursuant to investment restrictions substantially identical to those of the Fund, except for certain requirements applicable to the Fund as a result of its election to be regulated as a business development company which will not apply to the Successor Fund. The Successor Fund will be overseen by a board of trustees comprised of the same members as the Board of the Fund. The Successor Fund will continue to be managed by the Adviser, subject to the transaction involving the Adviser described under Item 8.01.

In the Reorganization, Shareholders of the Fund will receive Successor Fund shares having an aggregate net asset value equal to the aggregate net asset value of the shares such shareholder held in the Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Reorganization. Because the Successor Fund will have no assets or operations prior to the Closing Date, it is expected that shareholders of the Fund will receive one share of the Successor Fund for each share of the Fund held as of the Closing Date (and a fractional share of the Successor Fund for each fractional share of the Fund held).

Completion of the Reorganization is subject to various customary conditions, including approval of the Reorganization Agreement by Fund shareholders. Shareholders of the Fund will be asked to vote on the Reorganization at a special meeting of shareholders expected to take place later this year, at a time and location to be determined by the Board. A proxy statement/prospectus containing information about the special meeting of shareholders and the Reorganization is expected to be provided to each Fund shareholder of record as of the record date for the special meeting of shareholders, which date will be determined by the Board.

Item 7.01	Regulation FD Disclosure.

Frequently-asked-questions regarding the matters described herein made available by the Fund is furnished as Exhibit 99.1.

A presentation deck of the overview of the matters described herein made available by the Fund is furnished as Exhibit 99.2.

A transcript of a recording of the overview of the matters described herein in connection with the presentation deck made available by the Fund is furnished as Exhibit 99.3

Item 8.01	Other Items.

Reverse Share Split

In advance of the anticipated listing, the Board has approved a reverse share split, to be effective on or around May 15, 2025. As of the effective time of the reverse share split, every six common shares of the Fund will be combined into one share, and each shareholder’s common shares will automatically be converted into a number of common shares (and/or fractional common shares, as applicable) equal to the number of common shares of the Fund held immediately prior to the reverse share split divided by six. In effect, the reverse share split will reduce the number of common shares of the Fund outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. Immediately following the reverse share split, each shareholder of record will hold the same percentage of the Fund’s outstanding common shares as held immediately prior to the reverse share split. There will be no change in the par value of $0.001 per share as a result of the reverse share split. In addition, the reverse share split will not modify the rights or preferences of the Fund’s common shares.

The reverse share split generally is not expected to result in a taxable transaction for holders of Fund shares.

The reverse share split will have the effect of increasing the net asset value per share of the Fund. The reverse share split will facilitate compliance with NYSE listing requirements, which mandate a minimum listing share price of $4.00 per share; meet minimum share price requirements for certain intermediaries, broker dealers and custodians, and align the share price with public closed-end fund peers, which generally range from $10 to $20 per share.

Amendments to Declaration of Trust

On April 22, 2025, the Board approved certain amendments to the Agreement and Declaration of Trust (the “Declaration of Trust”) of the Fund. Such amendments are intended to align the Declaration of Trust with the anticipated operation of the Fund as a registered closed-end fund. Such amendments are subject to approval by shareholders of the Fund. The approval of such amendments is a condition to shareholder’s consideration of the Reorganization.

Adviser Transaction

The Adviser is jointly operated by an affiliate of Franklin Square Holdings, L.P. (which does business as FS Investments) (“FS”), and EIG Asset Management, LLC (“EIG”). Concurrently with the closing of the Reorganization, FS will acquire EIG’s interest in the Adviser (the “Adviser Transaction”), the Adviser will become an indirect wholly-owned subsidiary of Franklin Square Holdings, L.P. and the Adviser will be renamed FS Specialty Lending Advisor, LLC . The Adviser personnel from FS that provide services to the Fund will continue to provide services to the Successor Fund following the completion of the Reorganization and the Adviser Transaction.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the reorganization, complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the Reorganization and Declaration of Trust amendments discussed herein, the Fund and the Successor Fund expect to file with the Securities and Exchange Commission (“SEC”) solicitation materials in the form of a joint proxy statement/prospectus that will be included in a registration statement on Form N-14. After the registration statement is filed with the SEC, it may be amended or withdrawn and the proxy statement and/or joint proxy statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the proxy statement/prospectus and any other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about the Reorganization, the Declaration of Trust amendment proposals, the Fund and the Successor Fund. After they are filed, free copies of the proxy statement/prospectus and other documents will be available on the SEC’s web site at www.sec.gov or at the Fund’s website at www.fsproxy.com.

Important Information

The Fund, its trustees and certain of its officers may be considered to be participants in the solicitation of proxies from shareholders in connection with the matters described herein. Information regarding the identity of potential participants, and their direct or indirect interests in the Fund, by security holdings or otherwise, are set forth in the proxy statement and any other materials filed with the SEC in connection with the Fund’s 2024 annual meeting of shareholders. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the matters described herein when it is available. Shareholders are able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are available at no charge at the Fund’s website at www.fsproxy.com.

Investors should consider a fund’s investment objective, risks, and charges and expenses before investing. The proxy statement/prospectus, when available, will contain this and other information about the fund, including risk factors that should be carefully considered.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization (the “Reorganization Agreement”) dated as of April 22, 2025, among the Fund, the Successor Fund, and, for the limited purposes set forth therein, FS/EIG Advisor, LLC

99.1	Frequently Asked Questions

99.2	Presentation Deck

99.3	Transcript of Recording included with Presentation Deck

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS SPECIALTY LENDING FUND

Date: April 24, 2025	By:	/s/ Stephen Sypherd
	Name:	Stephen Sypherd
	Title:	General Counsel